UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2024

WB Burgers Asia, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56233	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F K’s Minamiaoyama 6-6-20 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan	107-0062
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

“We”, “Us”, and or “The Company” refer to WB Burgers Asia, Inc., a Nevada Corporation.

ITEM 8.01. OTHER EVENTS

On December 7, 2023 we filed a Form 8-K with the Securities and Exchange Commission which, amongst other things, detailed actions we took to move forward with effecting a reverse stock split.

On December 6, 2023, the Company filed a Certificate of Change (the “Certificate”) with the Nevada Secretary of State to effect a Reverse Stock Split (the “Stock Split”), whereas every 100 shares of the Company’s issued and outstanding Common Stock will be automatically converted into one issued and outstanding share of Common Stock, without any change in the par value per share. The effective date of the Certificate of Change is December 6, 2023. Fractional shares as a result of the Stock Split will be rounded up to the nearest whole number. The Stock Split will affect all shares of the Company’s common stock outstanding immediately prior to the effective time of the Stock Split. The Authorized Shares prior and following the Stock Split will remain the same at 5,000,000,000 shares of common stock, par value $0.0001 per share.

The effective date listed on the Certificate of Change, dated December 6, 2023, differs from the Market Effective Date of the Reverse Stock Split, which occurred on April 2, 2024. The FINRA Daily List Announcement Date was on April 1, 2024.

The FINRA corporate action to effect the Reverse Stock Split is now completed. Our new CUSIP number for our shares of Common Stock is 94684P209.

Immediately prior to the Reverse Stock Split, we had 2,072,642,444 shares of Common Stock issued and outstanding. Immediately following the Market Effective Date of the Reverse Stock Split, we have 20,726,425 shares of Common Stock issued and outstanding.

Since we conducted a Reverse Stock Split, a “D” will be placed on our ticker symbol for 20 business days. After 20 business days, the symbol will then change back to WBBA.

 If for any reason a stockholder seeks to contact the Company’s transfer agent, their contact is as follows:

Olde Monmouth Stock Transfer Co., Inc.

200 Memorial Parkway

Atlantic Highlands, NJ 07716

Phone (732) 872-2727

Fax (732) 872-2728

Item 9.01 Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

WB Burgers Asia, Inc.

Dated: May 16, 2024	/s/ Koichi Ishizuka
Koichi Ishizuka Chief Executive Officer